

CLIMB

Investor Day

Disclaimer

This presentation is for informational purposes only and is not an offer to sell securities or a solicitation of an offer to buy any securities and may not be relied upon in connection with the purchase or sale of any security. Sales and offers to sell Climb Global Solutions, Inc. ("Climb") securities will only be made in accordance with the Securities Act of 1933, as amended, and applicable Securities and Exchange Commission ("SEC") regulations, including the written prospectus requirements.

This presentation is proprietary and is intended solely for the information of the persons to whom it is presented. It may not be retained, reproduced or distributed, in whole or in part, by any means (including electronic) without the prior written consent of Climb.

Certain statements in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to come within the safe harbor protection provided by those sections. All statements, other than statements of historical fact, in this presentation that address activities, events or developments which we expect will or may occur in the future are forward-looking statements, including statements regarding the intent, belief or current expectations of Climb and members of our management team. The words "will," "would," "looking ahead," "believe," "believes," "intend," "intends," "expect," "anticipate," "project," "estimate," "predict," "outlook," "should," "target," "goal," "confident," "opportunity," "continue," "maintain," "aim," "commit" and similar expressions are also intended to identify forward-looking statements, including those regarding guidance on future financial results; expectations concerning market opportunities and our ability to capitalize on them; organic and acquisition-driven growth strategies and long-term growth objectives through 2030; expectations regarding future gross billings, gross profit, adjusted EBITDA, effective margin and other financial targets; assumptions regarding the benefits of AI-enabled systems, operational efficiencies and cost reductions; the amount, timing and anticipated benefits expected from acquisitions, new products or services and other potential sources of additional revenue; geographic expansion plans; and vendor and partner relationship strategies.

Such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties. These risks and uncertainties that could cause actual results to differ materially include, without limitation, the continued acceptance of Climb's distribution channel by vendors and customers; the timely availability and acceptance of new products; product mix; market conditions; competitive pricing pressures; the successful integration of acquisitions, including our ability to recognize the anticipated benefits of the acquisition of Interworks; contribution of key vendor relationships and support programs, including vendor rebates and discounts; the ability to attract and retain key personnel; our ability to successfully integrate AI capabilities within our products and internal functions; inflation; import and export tariffs; changes in U.S. trade policy; interest rate risk and impact thereof; as well as factors that affect the software industry in general and other factors generally.

The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in our filings with the SEC, including under the heading "Risk Factors" contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, and in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company operates in a rapidly changing business, and new risk factors emerge from time to time. Management cannot predict every risk factor, nor can it assess the impact, if any, of all such risk factors on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those projected in any forward-looking statements. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Actual results may differ materially from those contemplated by the forward-looking statements. Except as may be required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CLIMB

Disclaimer

In addition to U.S. GAAP financial measures, this presentation includes certain non-GAAP financial measures, including EBITDA, adjusted EBITDA, operating margin, adjusted net income, effective margin (adjusted EBITDA as a percentage of gross profit), organic growth, gross billings, and ROIC TTM. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies, including companies in our industry, may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A presentation of and reconciliation to the most directly comparable GAAP financial measure, where such can be done without unreasonable effort, can be found in the appendix to this presentation or in our filings with the SEC, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are also available on our website at www.climbglobalsolutions.com/investor.

This presentation presents forward-looking non-GAAP financial measures, including Adjusted EBITDA, gross billings, gross profit, and effective margin, targets for fiscal years 2026 and 2030. The Company is unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort. The unavailable items include acquisition-related costs and changes in fair value of contingent consideration (dependent on future transactions not yet identified), depreciation and amortization of intangible assets from planned acquisitions, share-based compensation expense, and the provision for income taxes across jurisdictions the Company has not yet entered. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors. These items could individually or in the aggregate have a material impact on the Company's GAAP financial results.

This presentation contains statistical data that we obtained from industry publications and reports generated by third parties. Although industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable, we have not independently verified this statistical data.

The information in this presentation shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

The financial projections and targets included in this presentation, including but not limited to projections of gross billings, gross profit, adjusted EBITDA, and effective margin for 2026 through 2030, represent management's current estimates based on assumptions as of the date hereof. These projections are inherently uncertain and actual results may differ materially. Assumptions underlying these projections include, among other things, assumed rates of organic growth, expected completion and successful integration of acquisition targets, realization of operating efficiencies, and stable macroeconomic conditions. No assurance can be given that any projection or target will be achieved.

Any financial information regarding potential acquisition targets discussed in this presentation is preliminary and subject to change based on the completion of due diligence and negotiation of definitive agreements. There can be no assurance that any potential acquisition will be completed on the terms described or at all.

CLIMB

A Little History

Went public in 1995 - Boutique software distributor called lifeboat under a public holding company called Wayside(WSTG)

Change in our go to market in 2020 (485m AGB)

1. Focus on being a sales company first, second and third
2. Vendor recruiting as a priority
3. Change in compensation plans for sellers
4. Brought on a field sales force located in territory
5. Change the parent and operating company name to Climb

Using our balance sheet

1. First ever company acquisition in 2020
2. Now, 6 acquisitions in 6 years all with cash

Our locations

1. HQ Eatontown, NJ | Maryland | Denver | Dublin | UK | South Africa
2. 435 employees


NASDAQ WELCOMES
CLIMB GLOBAL SOLUTIONS
JULY 12, 2023
CLMB NasdaqListed
CLIMB
Nasdaq



We Sell Speed.

Speed to MARKET.

Speed to TRANSACT.

Speed to COLLECT.

To be fast you have to be efficient.

CLIMB

CLIMB

Meet The Team



Dale Foster
Chief Executive Officer



Charles Bass
Chief Alliance Officer



Tim Popovich
Chief Operating Officer, NA



Carlos Rodrigues
President, North America



Vishal Pushpa
Chief Information Officer



Matthew Sullivan
Chief Financial Officer



Brian Davis
VP Sales, UK & Ireland



Matthew Whitton
Chief Operating Officer, EMEA



Gerard Brophy
Chief Revenue Officer



Vendors



Charles Bass
Chief Alliance Officer

CLIMB

What is Climb looking for in a Vendor Partner: Context

North America


CLIMB
carahsoft
pax8
TD SYNNEX
ARROW
INGRAM MICRO
D&H

Europe


CLIMB
MIEL
TD SYNNEX
ADN
QBS
ARROW
INGRAM MICRO
Be-Cloud
kite
TIM
IT Distribution

Gartner Magic Quadrant **



CLIMB
Where we are going
Where we are
Where we started
ABILITY TO EXECUTE
CHALLENGERS
CLIMB
SOPHOS
THALES
Building a future we can all trust
wasabi
SOLARWINDS
LEADERS
DELL
hp
CISCO
IBM
JUNIPER NETWORKS
NICHE PLAYERS
VISIONARIES
COMPLETENESS OF VISION

Underserved Market

Purpose Built for Success:
Climb offers focused teams to onboard vendors and enable resellers in the Challenger space with a velocity focus.

Climb sales, marketing and operations are built to meet the needs of emerging technology vendors.

CLIMB

What is Climb looking for in a Vendor Partner

Not all things to all brands…

EMEA Model in North America

Limited Line Card Model: 100 Brands: 70 = 95%

Success Metrics

Disti First Routes to Market

Simple Channel Mechanics

Sales Execution with Focus on Cross Sell

Cross Sell Brand Categories

Security

Storage and HCI

Data Management/Movement

Cloud and Virtualization

Software App Lifecycle Mngmt

Connectivity

How Does Climb Select Vendor Partners?

Sources

- Partners – VARs/MSPs/Manufacturers
- Existing Relationships

Selection Methodology

- Corporate
- Marketing
- Sales
- Routes to Market
- Channel Mechanics
- Product fit/Roadmap



Routes, Channel Mechanics and Execution > Product

CLIMB

Vendor On Board Process

Operations
Contracts, Coverage, Vendor Info, SKU Template, Processes

Enablement
Sales Training / Certification, Vendor Collateral, Sales Sheets & Templates, Partner Program, Quote Tools

Marketing
Press Release, Marketing Goals, Budget, Marketing Menu of Services

Field Engagement
Establish goals/plan, share territory/resource maps, define recruit targets, account mapping

Business Intelligence Beneath All Processes

Providing Customized Launch Services to Achieve Goals

Simple, Proven, Repeatable Processes



Climb Systems



Vishal Pushpa
Chief Information Officer

CLIMB

CLIMB

Climb Systems Strategy

A Three-Pronged Technology Roadmap

Each pillar reinforces the others : Efficiency funds growth, experience drives stickiness, and trust protects both.

01

AI-Enabled Efficiency

Automating Lead-to-Cash

Apply AI and AI enabled systems across the Lead-to-cash to compress sales cycle times, cut manual touchpoints, and free teams to focus on revenue-generating work.

- Faster lead generation and quoting
- Reduced manual errors
- Lower cost to serve

02

Customer/Partner Experience

One Platform for Resellers & MSPs

A single platform giving resellers and MSP partners one-touch transactions and real-time visibility into everything they need, in one place.

- One-touch transactions
- Real-time data access
- Stronger partner loyalty

03

Security & Compliance

Safeguarding the Ecosystem

Protect the technology ecosystem and meet the highest bar of assurance: SOC 2, NIST, ISO 27001, and CMMC as a competitive differentiator.

- SOC 2 / ISO 27001
- NIST aligned controls
- CMMC readiness

AI Enabled Process Efficiency

From Quote to Cash, Automated End-to-End

Deploying AI to reduce friction at every step, from first quote to final cash collection so the business scales without scaling headcount.

Lead
AI enabled marketing and CRM platforms

Quote
Autonomous RFQ response and approvals

Fulfill
Automated order orchestration

Cash
Faster billing & collections

↓ Cycle Time
from quote to signed order

↓ Manual Touch
fewer hand-offs per deal

↑ Deal Velocity
faster path to revenue

Unified Customer Experience Platform

One-touch transactions and full visibility for resellers and MSP partners


Integrations
Live Reporting
Climb Platform
Resellers
MSP Partners
Quoting & Billing

What Partners Get

One-Touch Transactions

Quote, order, and renew without bouncing across disconnected tools.

Information at Their Fingertips

Real-time order status, pricing, and account data in a single pane of glass.

Stronger Partner Relationships

A frictionless experience that increases reseller and MSP loyalty and share of wallet.

Safeguarding the Ecosystem

Building trust through rigorous, independently verified compliance

SOC 2

Independently audited controls for security, availability, and confidentiality

NIST

Risk management aligned to national cybersecurity framework standards

ISO 27001

Global benchmark for information security management systems

CMMC

Defense-grade maturity model for protecting sensitive data

Customer Trust

Compliance signals enterprise-grade reliability to every partner and customer

Reduced Risk

Proactive controls limit exposure to breaches, fines, and business disruption

Market Access

Required credentials unlock regulated industries and government-adjacent deals

CLIMB

The Outcome

One Strategy, Three Reinforcing Pillars

Together, these investments compound: lower operating cost, deeper partner relationships, and durable trust: the foundation for scalable and defensible growth.

Efficiency

Faster cycles, lower cost to serve

Experience

Higher partner retention & wallet share

Trust

Expanded market access, reduced risk



Sales Teams



Carlos Rodrigues
President, North America



Gerard Brophy
Chief Revenue Officer

CLIMB

Distributors Sit at the Center of a Complex and Diverse Ecosystem

The Past


Vendor
Distributor
Channel partner
End customer

Source: Omdia


Vendor
Hyperscale Marketplace
MSP
Consultant
Agent
Reseller
End-customer
App Developer
SP
SI
ISV
Distributor
Digital platform
Marketplaces
AI/agent automation
Cloud/XaaS
Powered by data
AI & analytics-led insight
Demand creation
Customer lifecycles
Partner ecosystems
Ecosystem orchestration
Multi-party management
New partner models
Services
Managed & pro services
Enablement/expertise
Financing & inventory
Solution orchestration
Hardware and software aggregation
Multi-vendor integrations
Sales acceleration

The Future

Distribution is back…!
And becoming the preferred route to market

22%
Y/Y
Revenue growth
(Q1 revenue top 6 publicly-quoted distributors)

60%
Y/Y
Profit growth
(Q1 operating profits top 6 publicly-quoted distributors)

19%
Y/Y
Share price growth
(Top 10 publicly-quoted distributors)

CLIMB

Partners Drive Every Stage of the Customer Journey

1. **The Race to Platformise:**
   Competition will intensify as vendors fight for security stack dominance
2. **Sovereignty Reshapes Cybersecurity:**
   Escalating geopolitical tensions will shift data requirements
3. **The Partnership Push:**
   Vendors will double down on strategic partners and integration
4. **Future Partner Services:**
   Building profitable, repeatable, AI-augmented services will remain a core priority
5. **Skills Become a Critical Differentiator:**
   AI will alleviate shortages in the short-term, but risks long-term skills development

CLIMB

The Climb Advantage – Key Differentiators

We Win When Our Partners Win, and We Are Built Specifically to Help Them Win Faster.


Partner-First Mindset
High-Growth Vendor Focus
Engaged Sales Team
New Business Initiatives & Vertical Targeting
Fast and Reliable Partner Support
Technology-Enabled Operations and Transparency
THE CLIMB ADVANTAGE

We are not a broadline, commodity distributor.

WE ARE growth-focused and opportunity-led.

CLIMB

A Purpose-Built Go-to-Market Team

Our Sales teams deliver measurable growth by connecting vendors and reseller partners through a high-touch, relationship-driven go-to-market strategy and model.

North America

19 Field Sellers

Led by 2 Regional Vice Presidents

Build strategic reseller and vendor relationships

Create demand through high-touch engagement

Drive local market execution

North America

45 Vendor Managers

Led by 4 Vendor Management Directors

Support 26 Strategic Vendor Partners

Develop vendor strategy

Enable channel growth and execution

EMEA

12 Field Sellers
10 Vendor Managers

Led by 2 Vendor Management Directors

Support 18 Strategic Vendor Partners

Develop vendor strategy

Enable channel growth and execution

Relationships Are Still the Greatest Competitive Advantage

People Create Energy and Growth

Technology Enables Transactions with Efficiency

Our Field Sales teams are physically present with resellers & vendors in-market:

- On-site with resellers to build relationships and identify opportunities
- Generate and advance pipeline through direct field engagement
- Own account planning and joint reseller growth strategy
- Supports reseller enablement & vendor alignment
- Represents Climb at industry, partner, and Climb events
- Provides real-time market intelligence and competitive

Role: Create demand, build trust, and convert opportunities in the field.

Why it Matters: the strongest partnerships aren't built with AI, Bots or over email; they're built through consistent engagement, trust, and execution.

Relationships Are Still the Greatest Competitive Advantage

Our vendor management team transforms vendor GTM & investment into measurable business outcomes.

- Build strong relationships with our vendors across all departments
- Align vendor strategy, funding, and go-to-market programs
- Enable and support resellers through training, MDF, and sales plays
- Reseller partner recruitment and onboarding
- Forecasting and pipeline management
- Engage vendors for escalations, approvals, and competitive response
- Translates field feedback into vendor strategy and investment



Role: Unlock vendor potential and enable reseller success at scale.

The Outcome: More engaged partners.
Faster market adoption.
Greater revenue opportunities.

CLIMB

Better Together - One Integrated Growth Engine

	Field Sales	Vendor Manager	Value Created
Demand Creation	On-site with resellers and vendors driving pipeline in the field	Activates vendor funding, campaigns, and incentives	Faster pipeline growth
Account Growth	Works with resellers building joint account plans	Aligns vendor strategy and focus	Stronger partner performance
Deal Execution	Actively engaged with resellers and vendors, driving deals forward	Tracks sales pipeline and forecasting jointly with the vendor	Higher win rates
Enablement	Educates reseller on Climb's vendor line card for solutions to expand their offerings	Enables resellers with training and programs	Expanded account opportunity

CLIMB

NA Regional Expansion

US West
Mike Taliercio
Regional Vice President
MikeT@ClimbCS.com

US East
Jessica Lindof
Regional Vice President
Jess@ClimbCS.com

MSP Team
Ryan McGue
MSP Partner Manager - East
RyanM@ClimbCS.com

Caitlyn Helsel
MSP Partner Manager - Central
CaitlynH@ClimbCS.com

Wendy Morgan
MSP Partner Manager - West
WendyM@ClimbCS.com

WWT/Softchoice
Kip Thompson
Dir. of National Accounts
KipT@ClimbCS.com

Northern California
Michael Deparini
Regional Sales Director - Southwest
MichaelD@ClimbCS.com

Southern California
Andrew Faley
Regional Sales Director – Southwest
AndrewFa@ClimbCS.com

CDW
Nathan Wysocki
Dir. of National Accounts
NW@ClimbCS.com



EMEA Regional Expansion

UK & Ireland
Brian Davis
VP Sales UK & Ireland
BDavis@ClimbCS.ie

Benelux & Nordics
Tiki de Groot
Sales Manager Benelux
TikiG@ClimbCS.eu

Dach & Eastern Europe
Martin Bichler
CEE Country Manager
MartinB@ClimbCS.eu

South Africa
Andrew Potgieter
South African – Sales Director
AndrewP@climbcs.co.za

Greece, Bulgaria, Malta, Cyprus
Stamatis Barbounakis
Managing Director – Interworks
s.barbounakis@interworks.cloud

France & South
Kamel Kerbib
France Country Manager
KamelK@ClimbCS.eu



1H 2026 Key Strategic Partnership Wins

Enterprise Partner Expansion (Big wins in 2026)

North America

CDW • SHI • WWT • Optiv

- $350M in large-scale RFP wins, vendor transitions, and new vendor onboarding across strategic accounts

Europe/South Africa

Softcat • SCC• First Distribution

- $140M VAST, RFP win, vendor transitions, and new vendor onboarding across strategic accounts

Strategic Vendor Momentum
Strong adoption and expansion across:

FORTINET DARKTRACE Delinea EXTRAHOP BLUEBEAM A NEMETSCHEK COMPANY

Summary: Climb's go-to-market engine is scaling faster engagement into larger, more strategic opportunities across North America.

Field + Vendor Management Alignment is accelerating pipeline creation, partner adoption, and vendor growth at scale.

Climb Skyward Project

A six-step journey designed to take our partners from AI Curiosity to full scale success:

1. Trailhead: Build Your AI Foundations
The Climb AI Academy

2. Kit Check: Select The Right Solutions
AI Vendors & Solutions

3. Waypoint: Identify High-Impact Use Cases
Workshop with Unframe AI

4. The Lookout: Connect With AI Enthusiasts
Climb AI Business User Group

5. The Safety Line: Navigate Risks and Compliance
Guidance on EU AI Act

6. Summit: Go To Market
Marketing Support

CLIMB



Inside Sales Teams & Operations



Tim Popovich
Chief Operating Officer, NA



Brian Davis
VP Sales, UK & Ireland

CLIMB

NA Inside Sales Teams

NA Inside Sales Teams

- National Accounts
- VAR Accounts
- Elevate Team
- MSP Team
- Renewals Team
- Base Camp

- **Fast response. Faster results.**
- **Certified experts** across the vendors we represent.
- **Deep knowledge** of partner programs, discounts, and pricing nuances.
- **Experienced inside sales teams** with long-standing account relationships.
- **Trusted partnerships** that accelerate quoting and sales execution.



CLIMB

EMEA Inside Sales Teams



EMEA Inside Sales Teams
UK
Ireland
Benelux
France
DACH
Greece
South Africa
Shared Services Engine
Sales Operations
Procurement
Vendor Operations

CLIMB

NA Inside Sales & Operations

Inside sales & shared services, integrated across the region

270,790 Order Processed
North American Orders Processed in 12 months

792+
Vendors Transacted in-region

6,028+
reseller & MSP partners served

<4h
average quote & order turnaround

Scalable Commercial Engine

New Vendor Added
↓
Existing Partner Ecosystem
↓
Inside Sales Growth Engine
↓
Cross-Sell & Demand Generation
↓
Revenue Growth

EMEA Inside Sales & Operations

Inside sales & shared services, integrated across the region

44,978 Order Processed
EMEA Orders Processed in 12 months

359+
Vendors Transacted in-region

3,496+
reseller & MSP partners served

<4h
average quote & order turnaround

A scalable, capital-efficient engine — built to replicate across new markets.

Climb Operations

Execution of Strategy of Blocking and Tackling

- Speed and Accuracy - Focus on service
- Automation - Linked to partner process and system
- Proof of customer success - Bid wins
- Vendor Exclusivity
- Partnership buy in - Customers ask for more products from Climb



XML | EDI | API | Marketplace



Solutions, Microsoft and Marketplace



Matthew Whitton
Chief Operating Officer, EMEA

CLIMB

The Climb Group

CLIMB GLOBAL SOLUTIONS

Parent Company
NASDAQ listed: CLMB

CLIMB CHANNEL SOLUTIONS

Distributor

greymatter

Cloud Solution Provider

CLIMB GLOBAL SERVICES

Technical Services and Support

CLIMB

Defining the Solutions Business

Grey Matter and Climb Global Services — Climb's higher-margin, value-added solutions segment

Grey Matter

ISV focused - software, cloud and licensing specialist.
Help developers to build, optimise, secure and sell their solutions

Climb Global Services

Enabling vendor sales though, deployments, migrations, optimization, managed services and partner enablement - Technical Certifications

Climb Marketplace

Cloud/MSP Marketplace, offering resellers and end users ability to purchase and manage cloud solutions – enabling us to serve and scale a recurring, high volume, low average sale value market

13.6%

of group gross profit

from just 4.6% of AGB

14.4%
Solutions gross margin

7.2%
Operating Margin

How Grey Matter Goes to Market

A specialist, developer-first motion that grows Microsoft consumption and recurring revenue

Work with ISVs

Recruit and grow software vendors on Microsoft platforms — developers first to adopt AI and modern tool sets.

Scale and grow

Enable co-sell with Microsoft via Azure Marketplace
Control cloud spend

Security-led

Identity, compliance and cyber security solutions, 7 layer assessment

Recurring business

Drive monthly recurring revenue through consumption-based Azure and monthly M365 that compounds over time.

Niche: Mapping

Location intelligence API distribution – Global Coverage, specialised service with 40% Net Margin

Niche: Licensing

Hard-to-serve Microsoft licensing schemes — SPLA, ISV Royalty— where few distributors play.

Cloud subscriptions and services build predictable monthly recurring revenue.

- 65% recurring
- 40% monthly billing

CLIMB

Microsoft Opportunity in Europe

A large, fast-growing market and a Microsoft CSP shift that favours value-added distributors

Why Europe, why now

- Europe SME cloud market $54.8bn 2026 20% CAGR to $334bn by 2035**
- Microsoft's changes push smaller resellers to the indirect model — distributor-led billing, provisioning and support.
- Direct-bill threshold raised to $1m CSP revenue
- Distribution threshold at $30m has driven first round of consolidation – more to come
- AI, Copilot and Security will drive growth, but require enablement
- REO and MPO demand from our existing vendors
- A strong Microsoft message is central to our MSP Value proposition, enabling attach of high margin products and services
- Current YoY AGB growth of 45% (H1 25 v H1 26)

Microsoft Solutions Partner
Security

Microsoft Solutions Partner
Modern Work

Microsoft Solutions Partner
Infrastructure
Azure
Specialist
Infra and Database Migration

***Global Market Insights, Europe cloud computing, 2026.*

Interworks.cloud Acquisition

- Cloud first and Marketplace only distributor in Greece
- 100% recurring revenue with 5% EBITDA
- Cloud platform and MSP go to market expertise
- $27m Revenue, 74% Microsoft


CLOUD LOUNGE
CLIMB

Climb Marketplace

- Allows our MSPs and Resellers to purchase and manage cloud subscriptions
- Vendors to list products and enable provisioning
- Consolidated billing for MSPs and automated for us
- Allows us to digitally engage partners, scaling without adding headcount
- One marketplace infrastructure and go to market for whole of Europe
  - Scale existing markets
  - Enter new countries consistently, with lower cost and proven model for acquisition and transacting


The Unstoppable Rise of the Digital Marketplace
$billion
200
180
160
140
120
100
80
60
40
20
0
Partner share grows to 59%
$163 billion
37%
53%
59%
2024
2025
2026
2027
2028
2029
2030



Lunch Break



Climbing Higher



Dale Foster
Chief Executive Officer



Matthew Sullivan
Chief Financial Officer

CLIMB

2026 in Progress

	Year Ended	Year Ending 2026		
	Total 2025	Organic	Target 1	Total 2026
Gross Billings[1]	**$2,105,168**	**$2,316,000**	**$30,000**	**$2,346,000**
Gross Profit	**$ 105,270**	**$116,000**	**$3,000**	**$119,000**
Gross Profit %	***5.0%***	***5.0%***	***10.0%***	***5.1%***
AEBITDA[2]	**$42,895**	**$47,000**	**$1,500**	**$48,500**
Effective Margin[3]	***40.7%***	***40.5%***	***50%***	***40.8%***

1) See appendix for definition of this key operational metric
2) See appendix for reconciliation of this non-GAAP measure
3) Effective margin is defined as AEBITDA as a percentage of gross profit

Organic growth on top & bottom line (Gross billings, GP & AEBITDA) + completion of interworks.cloud(Greece) acquisition in February 2026. This transaction in 2026 was CLMB's 6th accretive acquisition completed.

Foundation – Structure and Systems are in place to become a global leader in emerging IT distribution through organic and acquisition growth.


2025
Gross Billings by Geography
North America – 83%
EMEA – 17%


2025
Gross Profit by Geography
North America – 73%
EMEA – 27%

Organic Growth - 2030

	Year Ended Total 2026		Year Ended Organic 2030
Gross Billings[1]	**$2,346,000**	→	**$3,435,000**
Gross Profit	**$119,000**	→	**$174,000**
Gross Profit %	***5.1%***		***5.1%***
AEBITDA[2]	**$48,500**	→	**$75,000**
Effective Margin[3]	***40.8%***		***43.1%***

1) *See appendix for definition of this key operational metric*
2) *See appendix for reconciliation of this non-GAAP measure*
3) *Effective margin is defined as AEBITDA as a percentage of gross profit*

Maintain organic growth of 10+% on top lines (Gross billings & GP) while bottom line (AEBITDA) grows at a greater rate annually due to recognition of operating efficiencies.

Complete 1-3 acquisitions annually totaling ~100M AGB to expand geographic reach, obtain new vendor relationships and grow our gross profit margin and effective margin.

Acquisitions

Intent(plan), Capability + Energy

Why: Opportunity
Vendors – want faster expansion from NA
Reduced Multiple
Margin expansion

What: Distributors in region (vetting)
Solutions/Services for added capability

Where: Europe – DACH, France, Nordics 18+
Middle East 7+
Latam 6+
APAC 4+


ROIC TTM
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
2019
2020
2021
2022
2023
2024
2025
Q1 2026
Interwork CA
CDF
Spinnakar
Data Solutions
DSS
Interworks Greece

WatchGuard HPE aruba networking SUSE
Adobe Microsoft VAST

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Growth Outside of North America

North America is highly competitive with the big 3 distributors, margin pressure is always a factor

2026 North America

Gross Billings[1]	1.9B	87%
Gross Profit	90.5M	76%



2030 North America
10% Growth

Gross Billings[1]	2.8B	73%
Gross Profit	133M	62%

2026 EMEA

Gross Billings[1]	300M	13%
Gross Profit	28.5M	24%



2030 EMEA
10% Growth + 400M in Acquisitions

Gross Billings[1]	1.0B	27%
Gross Profit	81M	38%

1) See appendix for definition of this key operational metric

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Combined Growth + Acquisitions

Acquire targets on average 100M in AGB per year with gross margin avg. ~10%

	Year Ended	Year Ending 2026			Year Ending 2030		
	Total 2025	Organic	Target 1	Total 2026	Organic	Target 1	Total 2030
Gross Billings[1]	**$2,105,168**	**$2,316,000**	**$30,000**	**$2,346,000**	**$3,435,000**	**$400,000**	**$3,835,000**
Gross Profit	**$ 105,270**	**$116,000**	**$3,000**	**$119,000**	**$174,000**	**$40,000**	**$214,000**
Gross Profit %	***5.0%***	***5.0%***	***10.0%***	***5.1%***	***5.1%***	***10.0%***	***5.7%***
AEBITDA[2]	**$42,895**	**$47,000**	**$1,500**	**$48,500**	**$75,000**	**$20,00**	**$95,000**
Effective Margin[3]	***40.7%***	***40.5%***	***50%***	***40.8%***	***43.1%***	***50%***	***45.2%***

1) See appendix for definition of this key operational metric
2) See appendix for reconciliation of this non-GAAP measure
3) Effective margin is defined as AEBITDA as a percentage of gross profit

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Appendix – Gross Billings Reconciliation

Gross billings are the total dollar value of customer purchases of goods and services during the period, net of customer returns and credit memos, sales, or other taxes. Gross billings include the transaction values for certain sales transactions that are recognized on a net basis, and, therefore, include amounts that will not be recognized as revenue. We use gross billings as an operational metric to assess the volume of transactions or market share for our business as well as to understand changes in our accounts receivable and accounts payable. We believe gross billings will aid investors in the same manner.

($ thousands):	Year ended December 31, 2025
Distribution gross billings	2,014,847
Solutions gross billings	90,321
Total gross billings	**2,105,168**

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Appendix – Adjusted EBITDA Reconciliation

We define adjusted EBITDA, as net income, plus provision for income taxes, depreciation, amortization, share-based compensation, interest, acquisition related costs and change in fair value of acquisition contingent consideration. We define effective margin as adjusted EBITDA as a percentage of gross profit. We provided a reconciliation of adjusted EBITDA to net income, which is the most directly comparable US GAAP measure. We use adjusted EBITDA as a supplemental measure of our performance to gain insight into our businesses profitability, operating performance and performance trends, and to provide management and investors a useful measure for period-to-period comparisons by excluding items that management believes are not reflective of our underlying operating performance. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results. Adjusted EBITDA is also a component to our financial covenants in our credit facility. Our use of adjusted EBITDA has limitations, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under US GAAP. In addition, other companies, including companies in our industry, might calculate adjusted EBITDA, or similarly titled measures differently, which may reduce their usefulness as comparative measures.

	Year ended December 31, 2025
Net Income	21,330
Taxes	6,588
Depreciation and Amortization	7,728
Interest Expense	293
EBITDA	**$35,939**
Stock Comp	4,775
Acquisition-related costs	807
Change in fair value of acquisition contingent consideration	1,374
Adjusted EBITDA	**$42,895**